THE GABELLI MATHERS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 p.m.)



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                                   QUESTIONS?
                               Call 1-800-GABELLI
                       or your investment representative.
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                     TABLE OF CONTENTS
                    -------------------



INVESTMENT AND PERFORMANCE SUMMARY ..............   2

INVESTMENT AND RISK INFORMATION .................   6

MANAGEMENT OF THE FUND ..........................   8


PURCHASE OF SHARES ..............................   9

REDEMPTION OF SHARES ............................  10

EXCHANGE OF SHARES ..............................  11

PRICING OF FUND SHARES ..........................  12

DIVIDENDS AND DISTRIBUTIONS .....................  13

TAX INFORMATION .................................  13

MAILINGS TO SHAREHOLDERS ........................  13

FINANCIAL HIGHLIGHTS ............................  14



THE
GABELLI
MATHERS
FUND


CLASS AAA SHARES



PROSPECTUS
MAY 1, 2002



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



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                       INVESTMENT AND PERFORMANCE SUMMARY


INVESTMENT OBJECTIVE

The Gabelli Mathers Fund (the "Fund") seeks to achieve capital appreciation over the long term in various market conditions without excessive risk of capital loss.


PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by using the following principal strategies:

     o investing primarily in common stocks, selected for their appreciation potential


     o investing in certain "event" driven situations such as announced mergers, acquisitions and reorganizations ("arbitrage")


     o engaging, within prescribed limits, in short sales of common stocks whereby the Fund borrows and sells a security it does not own in order to profit from the potential decline in the price of that security

     o varying its common stock exposure by hedging, primarily with the purchase or short sale of Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") futures contracts


     o investing all or a portion of its assets primarily in U.S. Treasury securities when the portfolio manager believes the risk of loss from investing in stocks is high



No minimum or maximum percentage of the Fund's assets is required to be invested in any type of security or investment strategy.


PRINCIPAL RISKS

The Fund is subject to the risks associated with investing in both stocks and U.S. Treasury securities. The Fund is also subject to certain additional risks associated with stock index futures hedging and the higher risk investment strategy of selling stocks short.

The Fund's share price will fluctuate with changes in the market value of its portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to rise and fall. The Fund is also subject to the risks that the value of its U.S. Treasury securities, stock index futures hedge position, and stocks sold short will decline. When you sell your Fund shares, you may receive less than you paid for them. Consequently, you can lose money by investing in the Fund.


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WHO MAY WANT TO INVEST

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.



YOU MAY WANT TO INVEST IN THE FUND IF:
-------------------------------------


     o you seek long-term growth of capital and are skeptical of a fully invested buy and hold equity investment strategy

     o you seek a portfolio that generally may be long and/or short individual stocks, and/or long U.S. Treasury securities and/or may employ hedging techniques with respect to its common stock exposure

     o you seek a portfolio that is flexibly managed to potentially take advantage of a decline in the U.S. equity markets



YOU MAY NOT WANT TO INVEST IN THE FUND IF:
-----------------------------------------


     o you seek returns that typically move with the S&P 500 Index, in both up and down markets

     o  you seek a fully invested equity portfolio


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PERFORMANCE


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and ten years compare to that of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                           THE GABELLI MATHERS FUND
                       (FOR THE PERIODS ENDED DECEMBER 31)
[BAR CHART OMITTED]
1992      3.11%
1993      2.13%
1994     -5.89%
1995      7.01%
1996     -0.07%
1997      3.01%
1998     -5.21%
1999      5.73%
2000      5.02%
2001      4.25%

During the period shown in the bar chart, the highest return for a quarter was 4.03% (quarter ended June 30, 1995), and the lowest return for a quarter was (3.21)% (quarter ended December 31, 1998).

      AVERAGE ANNUAL TOTAL RETURNS                               PAST              PAST              PAST
(FOR THE PERIODS ENDED DECEMBER 31, 2001)*                     ONE YEAR         FIVE YEARS         TEN YEARS
-----------------------------------------                      --------         ----------         ---------
The Gabelli Mathers Fund
    Return Before Taxes ...................................      4.25%             2.48%             1.82%
    Return After Taxes on Distributions ...................      3.22%             0.87%             0.32%
    Return After Taxes on Distributions
        and Sale of Fund Shares ...........................      2.75%             1.29%             0.87%
S&P 500 Index** ...........................................    (11.87)%           10.70%            12.94%

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*   Average Annual Total Returns reflect changes in share price and reinvestment of dividends and are net of expenses.
** The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect the deduction of fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



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FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees ...................................................   1.00%
Distribution (Rule 12b-1) Fees(1) .................................   0.25%
Other Expenses ....................................................   0.34%
                                                                      -----
Total Annual Fund Operating Expenses  .............................   1.59%
                                                                      =====

------------------------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXPENSE EXAMPLE:
This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes
(1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

             1 YEAR            3 YEARS            5 YEARS          10 YEARS
            --------          --------            --------         --------
              $162              $502               $866             $1,889



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                         INVESTMENT AND RISK INFORMATION

The Fund's investment objective and principal investment strategies are not fundamental policies and may be changed by a vote of a majority of the Fund's Board of Trustees at any time without a vote of shareholders. The Fund is flexibly managed and can use a variety of investment strategies in the pursuit of its investment objective, with no minimum or maximum percentage of assets required to be invested in any type of security or investment strategy.


Gabelli Funds, LLC (the "Adviser") selects stocks using traditional fundamental analysis of both value and growth data, in conjunction with standard technical analysis. Fundamental analysis involves the use of various data including, but not limited to, price/earnings, price/revenues, price/book value, and price/dividend ratios, and various growth rate calculations for earnings, sales and other data. Technical analysis includes, but is not limited to, the study of rates of change in stock price movement, volume trends, moving averages, relative strength, and overbought/oversold indicators.


The Adviser's stock selection process is not limited by the total market value of a company's stock, so the Fund may select small, medium or large capitalization issues. Stocks of companies with a relatively small number of shares available for trading may be more risky because their share prices tend to be more volatile, and their shares less liquid, than those of companies with larger amounts of tradeable shares. In general, companies with small revenue bases may have more limited management and financial resources and may face a higher risk of business reversal than larger more established companies. As a result, stocks of smaller companies may be more volatile than stocks of larger companies. Additionally, stocks of companies with special situation characteristics may decline in value if their unique circumstances do not develop as anticipated. Special situation factors may include, but are not limited to, potential and/or announced takeover targets, corporate restructuring candidates, and companies involved in corporate reorganizations.

The Fund may make short sales of equity securities in amounts of up to 50% of the value of the Fund's net assets as determined at the time of the short sale. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security.

The Fund may vary its equity exposure by hedging through the purchase or short sale (except in closing transactions) of stock index futures contracts. The Fund will not purchase or sell short stock index futures contracts if immediately thereafter the aggregate initial margin required to be deposited would exceed 5% of the value of the Fund's total assets.

The Fund may invest all or any portion of its assets in U.S. Treasury bills, notes or bonds when the Fund's porfolio manager believes financial market conditions warrant such action and/or during periods when the Fund's porfolio manager believes that the risk associated with owning equity securities is high due to various traditional stock market valuation benchmarks approaching the upper limits of their long term historical ranges. At such times, which may continue for extended periods, the Fund's equity exposure may represent a relatively low percentage of the Fund's assets.

While the Fund's objective is to seek capital appreciation over the long term, the Fund does not necessarily purchase or hold individual securities to qualify for long-term capital gains treatment. The Adviser may consider a variety of factors including, but not limited to, financial market conditions, individual stock and aggregate equity valuation levels, corporate developments, other investment




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opportunities,  Fund redemptions,  tax considerations,  including the Fund's tax
loss  carryforward  (see  "Tax  Information"),   and  changed  expectations,  in
determining whether to sell a security held in the portfolio or to buy to cover a short position. As a result, turnover in the Fund's portfolio may be very high, since investments may be held for very short time periods when the Adviser believes further capital appreciation of those investments is unlikely or that a loss of capital may occur.

Portfolio turnover may be significantly increased due to the Fund holding a substantial portion of its assets in U.S. Treasury securities with maturities of less than one year in conjunction with the purchase and sale of long equity positions and U.S. Treasury securities with maturities greater than one year.

The Fund may also use the following investment technique:

     o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goals. During the past 10 years, on average a majority of the Fund's assets were invested in U.S. Treasury securities.

There are market risks inherent in any investment and there is no assurance that the objective of the Fund will be realized. Also, there is no assurance that the Fund's portfolio will not decline in value or that the portfolio's various investment segments will perform as expected. When you sell your investment, you may receive more or less money than you originally invested.

Investing in the Fund also involves the following risks:

     o EQUITY RISK. To the extent that the Fund's portfolio has significant equity exposure, long and/or short, the Fund is subject to the risks inherent in the stock market and individual stocks, including but not limited to the following:

        o unpredictable price volatility in individual stocks and various stock indices

        o changes in interest rates, inflation and corporate profits, currency exchange rate volatility, and other economic factors

        o   individual company and/or industry developments

        o   national and international political events

Short positions in equity securities are generally considered to be more risky than long positions since the theoretical potential loss in a short position is unlimited, while the maximum loss from a long position is equal to its original purchase price.

The Adviser invests the Fund's assets more conservatively than the managers of most equity funds when the Fund's portfolio manager believes the risk of owning stocks is high. If the Fund's portfolio manager is incorrect in this judgment, the Fund's total return may underperform more fully-invested equity funds.

     o HEDGING RISK. The percentage fluctuation in the value of the Fund's hedge positions in stock index futures contracts may be greater than those of the underlying index, and positions in such futures are subject to certain other risks, including but not limited to the following:



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        o   an imperfect  correlation  between the change in market value of the
            Fund's long stock positions relative to its short stock index futures hedge position, limiting the effectiveness of the hedge

        o possible temporary illiquidity in the markets for stock index futures which may result in continuing exposure to adverse price movements

        o the fact that the decision to hedge may prove incorrect and, in that case, the Fund would have been better off not hedging

     o INTEREST RATE RISK. To the extent that the Fund's portfolio is invested in U.S. Treasury securities, it is subject to the risk of a decrease in principal value of the securities as interest rates rise. Generally, the longer the maturity of a fixed income security, the greater the gain or loss of principal value for a given change in interest rates.

     o MANAGEMENT RISK. The Adviser's analysis and judgment regarding individual stocks, the financial markets, the economy, and many other factors may prove incorrect, resulting in the Fund's investments losing value. Additionally, if stock prices increase, the Fund may lose the opportunity to benefit on that portion of its portfolio invested in fixed income securities.


                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Trustees. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a publicly held company listed on the New York Stock Exchange ("NYSE").


As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to a fee equal to 1.00% of the value of its average daily net assets.

THE PORTFOLIO MANAGER. Mr. Henry Van der Eb, CFA, of Gabelli Funds, LLC is primarily responsible for the day-to-day management of the Fund and has been the Fund's portfolio manager for more than 25 years. Mr. Van der Eb, 57, is President, Chief Executive Officer, and Trustee of the Fund. He served as President of The Investment Analysts Society of Chicago (1979-1980), and is a Chartered Financial Analyst (CFA), a Chartered Investment Counselor (CIC), and a member of the Association for Investment Management and Research (AIMR).


RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA shares. The Fund may make payments under this Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the





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Fund.  To the extent any  activity  is one that the Fund may  finance  without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an on-going basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Fund through the Fund's transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor.

     o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Mathers Fund" to:

        BY MAIL                                    BY PERSONAL DELIVERY
        -------                                    --------------------
        THE GABELLI FUNDS                          THE GABELLI FUNDS
        P.O. BOX 8308                              C/O BFDS
        BOSTON, MA 02266-8308                      66 BROOKS DRIVE
                                                   BRAINTREE, MA 02184

You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

     o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                          RE: THE GABELLI MATHERS FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

       If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its Class AAA Shares at the net asset value next determined after the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings plans for investment in Fund shares.
Applications may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The mini





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mum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirement.


                              REDEMPTION OF SHARES


You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.

The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

     o BY LETTER. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

     o BY TELEPHONE OR THE INTERNET. You may redeem your shares in an account directly registered with State Street by calling either 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 (617-328-5000 from outside the United
        States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY TELEPHONE OR THE INTERNET. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address




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        has not changed in the prior 30 days),  forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares").

     1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

     2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 1-800-GABELLI (1-800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.


REDEMPTION IN KIND. The Fund reserves the right to make a redemption in kind (payment in portfolio securities rather than cash) for certain large redemption amounts. Payments would be made in portfolio securities only in the rare instance that the Fund's Board of Trustees believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.



                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.




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In effecting an exchange:

     o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

     o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange.

     o  you may realize a taxable gain or loss.

     o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus.

You may exchange shares through the Distributor, directly through the Fund's transfer agent or through a registered broker-dealer.

     o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.


     o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates.


We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


                             PRICING OF FUND SHARES


The Fund's net asset value per share is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Investments that mature in 60 days or less are valued at amortized cost, which the Trustees believe represents fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value per share after the purchase or redemption order is received in proper form.





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12
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                          DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


                                 TAX INFORMATION


The Fund expects that its distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (I.E., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. High portfolio turnover can indicate a high level of short-term capital gains that, when distributed to shareholders, are taxed as ordinary income rather than at the lower capital gains tax rate. However, as of the date of this prospectus, the Fund has a large capital loss carryforward that will offset any current or future realized capital gains. Until this carryforward expires or is offset completely by realized capital gains, shareholders will not receive taxable distributions of capital gains. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.


This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                             MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (1-800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.


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                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all dividends and distributions). The full year information for 1997 and 1998 has been audited by other auditors whose report was unqualified. For 1999 through 2001, the information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements and related notes, are included in the Fund's annual report, which is available upon request.


                            THE GABELLI MATHERS FUND

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year endedDecember 31,


                                                          2001        2000        1999(A)       1998         1997
                                                        -------     -------       -------      -------     -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..........      $ 12.05     $ 11.94       $ 11.73      $ 13.06     $ 13.27
                                                        -------     -------       -------      -------     -------
   Net investment income .........................         0.30        0.49          0.46         0.58        0.53
   Net realized and unrealized gain (loss)
     on investments ..............................         0.21        0.11          0.21        (1.26)      (0.13)
                                                        -------     -------       -------      -------     -------
   Total from investment operations ..............         0.51        0.60          0.67        (0.68)       0.40
                                                        -------     -------       -------      -------     -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................        (0.31)      (0.49)        (0.46)       (0.65)      (0.61)
                                                        -------     -------       -------      -------     -------
   NET ASSET VALUE, END OF PERIOD ................      $ 12.25     $ 12.05       $ 11.94      $ 11.73     $ 13.06
                                                        =======     =======       =======      =======     =======
   Total return+ .................................         4.25%       5.02%         5.73%       (5.21)%      3.01%
                                                        =======     =======       =======      =======     =======
RATIOS TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..........      $97,893     $99,855      $104,693     $108,548    $138,404
   Ratio of net investment income
     to average net assets .......................         2.45%       3.79%         3.50%        4.56%       3.96%
   Ratio of operating expenses to
     average net assets( .........................         1.35%(b)    1.34%(b)      1.24%(b)     1.16%(b)    1.07%
   Portfolio turnover rate .......................        1,013%        977%          922%          67%         50%

----------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Gabelli Funds, LLC became the sole investment adviser of the Fund on October 1, 1999.
(b) The Fund incurred dividend expense on securities sold short for the years ended December 31, 2001, 2000, 1999 and 1998. If the dividend expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.33%, 1.31%, 1.24% and 1.12%, respectively.



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                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?
The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.


WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.


WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
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                                                                              15
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                            THE GABELLI MATHERS FUND
                                CLASS AAA SHARES


================================================================================

FOR MORE INFORMATION:
For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:
The Fund's semi-annual and annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):
The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.


--------------------------------------------------------------------------------
                 You can get free copies of these documents and
             prospectuses of other funds in the Gabelli family, or
              request other information and discuss your questions
                         about the Fund by contacting:
                            The Gabelli Mathers Fund
                              One Corporate Center
                               Rye, NY 10580-1422
                   Telephone: 1-800-GABELLI (1-800-422-3554)
                                www.gabelli.com
--------------------------------------------------------------------------------


You can review and/or copy the Fund's Prospectus, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090.


     o Free from the EDGAR Database on the Commission's website at http://www.sec.gov.





(Investment Company Act File No. 811-01311)



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